                                                                   EXHIBIT 99.47

                       COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]   MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2004-WMC5

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[2,285,466,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-WMC5

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           HOMEQ SERVICING CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                                OCTOBER 21, 2004

---------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                       COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]   MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2004-WMC5

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

---------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                               SCENARIO                             1                 2                3                  4
                                  SPEED         PRICING      75% Rabo Curves  100% Rabo Curves  135% Rabo Curves   75% Rabo Curves
                                  RATES                          Forward           Forward          Forward            Forward
                               TRIGGERS                            Fail             Fail              Fail               Fail
                           CLEANUP CALL                         To Maturity       To Maturity      To Maturity        To Maturity
                    DEFAULT P&I ADVANCE                        100% Advance     100% Advance      100% Advance       100% Advance
                       DEFAULT SEVERITY                             40%               40%             40%                65%
                   DEFAULT RECOVERY LAG         Months          12 months         12 months        12 months          12 months
                        DEFAULT BALANCE                      Current Balance   Current Balance  Current Balance    Current Balance
                        CPR = CDR + CRR   Capped at prepay
                              CPR = CRR     PSA standard        CPR = CRR         CPR = CRR        CPR = CRR          CPR = CRR
----------------------------------------------------------------------------------------------------------------------------------
                   INITIAL
       RATINGS       BOND          SUB-
CLASS    M/S         SIZE    ORDINATION
----------------------------------------------------------------------------------------------------------------------------------
A       Aaa/AAA     81.50       18.50       CDR
                                            CummLosses
M1     Aa1/[AA+]     2.90       15.60       CDR
                                            CummLosses
M2     Aa2/[AA+]     2.65       12.95       CDR
                                            CummLosses
M3     Aa3/[AA]      1.70       11.25       CDR                 16.102             17.930           20.704              8.906
                                            WAL                 11.860              9.570            7.390             14.320
                                            CummLosses           16.94%             15.31%           13.91%             18.09%
M4      A1/[AA]      1.50        9.75       CDR
                                            CummLosses
M5      A2/[AA]      1.40        8.35       CDR
                                            CummLosses
M6     A3/[AA-]      1.35        7.00       CDR
                                            CummLosses
B1     Baa1/[AA-]    1.15        5.85       CDR
                                            CummLosses
B2     Baa2/[A+]     1.00        4.85       CDR
                                            CummLosses
B3     Baa3/[A-]     1.00        3.85       CDR                  7.793              7.923            8.267              4.655
                                            WAL                 16.410             13.670           10.700             17.810
                                            CummLosses           10.04%              8.14%            6.53%             10.65%
B4     NR/[BBB+]     1.00        2.85       CDR                  7.025              6.899            6.902              4.249
                                            WAL                 16.760             14.050           11.050             18.100
                                            CummLosses            9.24%              7.24%            5.56%              9.84%
B5      NR/[BBB]     1.00        1.85       CDR                  6.490              6.130            5.778              3.963
                                            WAL                 17.020             14.380           11.370             18.240
                                            CummLosses            8.66%              6.54%            4.73%              9.25%
                        -        1.85       CDR
                                            CummLosses
OC                   1.85           -                                -                  -                -                  -

                               SCENARIO                             5                   6                       7
                                  SPEED         PRICING      100% Rabo Curves   135% Rabo Curves          75% Rabo Curves
                                  RATES                          Forward             Forward         Static for 12 mo/spike 400
                               TRIGGERS                            Fail               Fail                      Fail
                           CLEANUP CALL                         To Maturity        To Maturity              To Maturity
                    DEFAULT P&I ADVANCE                        100% Advance       100% Advance              100% Advance
                       DEFAULT SEVERITY                            65%                 65%                      40%
                   DEFAULT RECOVERY LAG         Months          12 months           12 months                12 months
                        DEFAULT BALANCE                      Current Balance     Current Balance          Current Balance
------------------------------------------------------------------------------------------------------------------------
                        CPR = CDR + CRR   Capped at prepay
                              CPR = CRR     PSA standard        CPR = CRR           CPR = CRR               CPR = CRR
                   INITIAL
       RATINGS       BOND          SUB-
CLASS    M/S         SIZE    ORDINATION
------------------------------------------------------------------------------------------------------------------------
A       Aaa/AAA     81.50       18.50       CDR
                                            CummLosses
M1     Aa1/[AA+]     2.90       15.60       CDR
                                            CummLosses
M2     Aa2/[AA+]     2.65       12.95       CDR
                                            CummLosses
M3     Aa3/[AA]      1.70       11.25       CDR                   9.975              11.635                   12.694
                                            WAL                  11.440               8.670                   13.070
                                            CummLosses            15.99%              14.24%                   14.44%
M4      A1/[AA]      1.50        9.75       CDR
                                            CummLosses
M5      A2/[AA]      1.40        8.35       CDR
                                            CummLosses
M6     A3/[AA-]      1.35        7.00       CDR
                                            CummLosses
B1     Baa1/[AA-]    1.15        5.85       CDR
                                            CummLosses
B2     Baa2/[A+]     1.00        4.85       CDR
                                            CummLosses
B3     Baa3/[A-]     1.00        3.85       CDR                   4.726               4.934                    5.287
                                            WAL                  14.780              11.490                   17.610
                                            CummLosses             8.45%               6.65%                    7.31%
B4     NR/[BBB+]     1.00        2.85       CDR                   4.162               4.157                    4.465
                                            WAL                  15.020              11.730                   18.120
                                            CummLosses             7.54%               5.67%                    6.32%
B5      NR/[BBB]     1.00        1.85       CDR                   3.736               3.513                    3.898
                                            WAL                  15.240              11.940                   18.480
                                            CummLosses             6.83%               4.84%                    5.61%
                        -        1.85       CDR
                                            CummLosses
OC                   1.85           -                                 -                   -                        -

                               SCENARIO                                    8                           9
                                  SPEED         PRICING           100% Rabo Curves              135% Rabo Curves
                                  RATES                      Static for 12 mo/spike 400   Static for 12 mo/spike 400
                               TRIGGERS                                 Fail                          Fail
                           CLEANUP CALL                             To Maturity                   To Maturity
                    DEFAULT P&I ADVANCE                             100% Advance                   100% Advance
                       DEFAULT SEVERITY                                 40%                            40%
                   DEFAULT RECOVERY LAG         Months                12 months                     12 months
                        DEFAULT BALANCE                           Current Balance               Current Balance
                        CPR = CDR + CRR   Capped at prepay
                              CPR = CRR     PSA standard             CPR = CRR                      CPR = CRR
--------------------------------------------------------------------------------------------------------------------
                   INITIAL
       RATINGS       BOND          SUB-
CLASS    M/S         SIZE    ORDINATION
--------------------------------------------------------------------------------------------------------------------
A       Aaa/AAA     81.50       18.50       CDR
                                            CummLosses
M1     Aa1/[AA+]     2.90       15.60       CDR
                                            CummLosses
M2     Aa2/[AA+]     2.65       12.95       CDR
                                            CummLosses
M3     Aa3/[AA]      1.70       11.25       CDR                       14.349                        17.174
                                            WAL                       10.450                         7.910
                                            CummLosses                 13.04%                        12.04%
M4      A1/[AA]      1.50        9.75       CDR
                                            CummLosses
M5      A2/[AA]      1.40        8.35       CDR
                                            CummLosses
M6     A3/[AA-]      1.35        7.00       CDR
                                            CummLosses
B1     Baa1/[AA-]    1.15        5.85       CDR
                                            CummLosses
B2     Baa2/[A+]     1.00        4.85       CDR
                                            CummLosses
B3     Baa3/[A-]     1.00        3.85       CDR                        5.225                         5.564
                                            WAL                       14.710                        11.420
                                            CummLosses                  5.69%                         4.57%
B4     NR/[BBB+]     1.00        2.85       CDR                        4.215                         4.267
                                            WAL                       15.120                        11.790
                                            CummLosses                  4.69%                         3.58%
B5      NR/[BBB]     1.00        1.85       CDR                        3.434                         3.158
                                            WAL                       15.440                        12.120
                                            CummLosses                  3.89%                         2.69%
                        -        1.85       CDR
                                            CummLosses
OC                   1.85           -                                      -                             -

                               SCENARIO                                   10                             11
                                  SPEED         PRICING            75% Rabo Curves                100% Rabo Curves
                                  RATES                      Static for 12 mo/spike 400      Static for 12 mo/spike 400
                               TRIGGERS                                  Fail                           Fail
                           CLEANUP CALL                              To Maturity                    To Maturity
                    DEFAULT P&I ADVANCE                             100% Advance                   100% Advance
                       DEFAULT SEVERITY                                  65%                            65%
                   DEFAULT RECOVERY LAG         Months                12 months                     12 months
                        DEFAULT BALANCE                           Current Balance                 Current Balance
                        CPR = CDR + CRR   Capped at prepay
                              CPR = CRR     PSA standard             CPR = CRR                      CPR = CRR
-----------------------------------------------------------------------------------------------------------------------
                   INITIAL
       RATINGS       BOND          SUB-
CLASS    M/S         SIZE    ORDINATION
-----------------------------------------------------------------------------------------------------------------------
A       Aaa/AAA     81.50       18.50       CDR
                                            CummLosses
M1     Aa1/[AA+]     2.90       15.60       CDR
                                            CummLosses
M2     Aa2/[AA+]     2.65       12.95       CDR
                                            CummLosses
M3     Aa3/[AA]      1.70       11.25       CDR                          7.177                         8.092
                                            WAL                         15.150                        12.100
                                            CummLosses                   15.28%                        13.47%
M4      A1/[AA]      1.50        9.75       CDR
                                            CummLosses
M5      A2/[AA]      1.40        8.35       CDR
                                            CummLosses
M6     A3/[AA-]      1.35        7.00       CDR
                                            CummLosses
B1     Baa1/[AA-]    1.15        5.85       CDR
                                            CummLosses
B2     Baa2/[A+]     1.00        4.85       CDR
                                            CummLosses
B3     Baa3/[A-]     1.00        3.85       CDR                          3.210                         3.156
                                            WAL                         18.810                        15.480
                                            CummLosses                    7.67%                         5.85%
B4     NR/[BBB+]     1.00        2.85       CDR                          2.737                         2.566
                                            WAL                         19.140                        15.740
                                            CummLosses                    6.64%                         4.82%
B5      NR/[BBB]     1.00        1.85       CDR                          2.416                         2.114
                                            WAL                         19.420                        15.950
                                            CummLosses                    5.92%                         4.02%
                        -        1.85       CDR
                                            CummLosses
OC                   1.85           -                                        -                             -

                               SCENARIO                                 12
                                  SPEED         PRICING           135% Rabo Curves
                                  RATES                      Static for 12 mo/spike 400
                               TRIGGERS                                Fail
                           CLEANUP CALL                             To Maturity
                    DEFAULT P&I ADVANCE                            100% Advance
                       DEFAULT SEVERITY                                 65%
                   DEFAULT RECOVERY LAG         Months               12 months
                        DEFAULT BALANCE                           Current Balance
                        CPR = CDR + CRR   Capped at prepay
                              CPR = CRR     PSA standard             CPR = CRR
---------------------------------------------------------------------------------------
                   INITIAL
       RATINGS       BOND          SUB-
CLASS    M/S         SIZE    ORDINATION
---------------------------------------------------------------------------------------
A       Aaa/AAA     81.50       18.50       CDR
                                            CummLosses
M1     Aa1/[AA+]     2.90       15.60       CDR
                                            CummLosses
M2     Aa2/[AA+]     2.65       12.95       CDR
                                            CummLosses
M3     Aa3/[AA]      1.70       11.25       CDR                      9.717
                                            WAL                      9.080
                                            CummLosses               12.21%
M4      A1/[AA]      1.50        9.75       CDR
                                            CummLosses
M5      A2/[AA]      1.40        8.35       CDR
                                            CummLosses
M6     A3/[AA-]      1.35        7.00       CDR
                                            CummLosses
B1     Baa1/[AA-]    1.15        5.85       CDR
                                            CummLosses
B2     Baa2/[A+]     1.00        4.85       CDR
                                            CummLosses
B3     Baa3/[A-]     1.00        3.85       CDR                      3.347
                                            WAL                     12.000
                                            CummLosses                4.63%
B4     NR/[BBB+]     1.00        2.85       CDR                      2.585
                                            WAL                     12.240
                                            CummLosses                3.62%
B5      NR/[BBB]     1.00        1.85       CDR                      1.931
                                            WAL                     12.460
                                            CummLosses                2.73%
                        -        1.85       CDR
                                            CummLosses
OC                   1.85           -                                    -